UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 2, 2002

THE NEIMAN MARCUS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-9659	95-4119509
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

One Marcus Square
1618 Main St.
Dallas, Texas 75201
(Address of principal executive offices)

214-741-6911
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-99.1 Statement Under Oath-Burton M. Tansky
EX-99.2 Statement Under Oath-James E. Skinner
EX-99.3 Statement Under Oath-Burton M. Tansky

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Statement under oath of Burton M. Tansky, principal executive officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order 4-460.

99.2	Statement under oath of James E. Skinner, principal financial officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order No. 4-460.

99.3	Certification of Burton M. Tansky, principal executive officer, and James E. Skinner, principal financial officer, regarding the Annual Report on Form 10-K for the fiscal year ended August 3, 2002.

Item 9. Regulation FD Disclosure.

     On October 2, 2002, each of the principal executive officer, Burton M. Tansky, and principal financial officer, James E. Skinner, of The Neiman Marcus Group, Inc. submitted sworn statements to the Securities and Exchange Commission pursuant to Commission Order No. 4-460.

     Mr. Tansky and Mr. Skinner also furnished the sworn certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Annual Report on Form 10-K for the fiscal year ended August 3, 2002.

     These statements and certifications are attached hereto as Exhibits 99.1 through Exhibit 99.3.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEIMAN MARCUS GROUP, INC

	By:	/s/ Nelson A. Bangs

Senior Vice President and General Counsel

Dated: October 2, 2002

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Statement under oath of Burton M. Tansky, principal executive officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order 4-460.

99.2	Statement under oath of James E. Skinner, principal financial officer, regarding facts and circumstances relating to Exchange Act filings required by Commission Order No. 4-460.

99.3	Certification of Burton M. Tansky, principal executive officer, and James E. Skinner, principal financial officer, regarding the Annual Report on Form 10-K for the fiscal year ended August 3, 2002.